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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) MAY 21, 1999

                             UFP TECHNOLOGIES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           1-12648                                         04-2314970
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


172 East Main Street, Georgetown, Massachusetts              01833
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 352-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Information required by Item 304(a)(1) of Regulation S-K.

         i) KPMG Peat Marwick LLP was dismissed as the Registrant's independent accountants effective as of the close of business on May 21, 1999.

         ii) The reports of KPMG Peat Marwick LLP on the consolidated financial statements of the registrant at December 31, 1997 and December 31, 1998, and for the three years ended December 31, 1998, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the Board of Directors of the Registrant.

         iv) In connection with its audits for the two most recent fiscal years and through March 31, 1999 there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference thereto in their report on the financial statements for such years.

         v) During the two most recent fiscal years and through March 31, 1999 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b)      Information required by Item 304(a)(2) of Regulation S-K.

         The Registrant engaged Arthur Anderson LLP as its new independent accountants as of May 21, 1999. During the most recent two fiscal years and through March 31, 1999, the Registrant has not consulted with Arthur Anderson LLP on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) the subject matter of a disagreement or reportable event with the Registrant's former auditor (as defined in Regulation S-K Item 304(a)(2)).

The Registrant has requested that KPMG Peat Marwick LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter, dated May 27, 1999, is filed as Exhibit 16 to this Form 8-K.

EXHIBITS

16. Letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission dated May 27, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 1999               UFP TECHNOLOGIES, INC.



                                   By: /s/ Ronald J. Lataille
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                                         Name:  Ronald J. Lataille
                                         Vice President, Treasurer and
                                         Chief Financial Officer